UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 3, 2004
Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA 22033
(Address of principal executive offices)

(703) 218-6000
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits. The following exhibit is furnished with this report.

99.1	Transcript of Earnings Conference Call held on March 3, 2004, announcing ManTech International Corporation’s fourth quarter and year–end financial results for fiscal year 2003 as well as its earnings guidance for the first quarter of fiscal year 2004 and full fiscal year 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 3, 2004, as previously announced, ManTech International Corporation participated in a public Earnings Conference Call and Audio Web Cast for investors and analysts regarding its results of operations and financial condition for the fourth quarter and year–end of 2003 as well as its earnings guidance for the first quarter of fiscal year 2004 and full fiscal year 2004. The transcript of the conference call is furnished as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                     MANTECH INTERNATIONAL CORPORATION

Date:  March 10, 2004

/s/ Ronald R. Spoehel Name: Ronald R. Spoehel Title: Executive Vice President and Chief Financial Officer